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                         LOOMIS SAYLES INVESTMENT TRUST

                      Supplement dated February 25, 2002 to
             Loomis Sayles Investment Trust Equity Funds Prospectus
                             Dated February 1, 2002

Effective immediately, the Loomis Sayles Small Company Value Fund (the "Fund") will no longer be available for purchase. The Fund currently intends to cease operations on or about April 26, 2002.